                                                                Exhibit 10.2

                               OWENS-ILLINOIS

                       1997 EQUITY PARTICIPATION PLAN

                         RESTRICTED STOCK AGREEMENT


    THIS RESTRICTED STOCK AGREEMENT, dated May 17, 1999 is made by and between Owens-Illinois, Inc., a Delaware corporation (the "Company") and ____________, an employee of the Company or a Parent Corporation or a Subsidiary (the "Employee"):

    WHEREAS, the Company has established the Owens-Illinois 1997 Equity Participation Plan (the "Plan"); and

    WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock , subject to certain restrictions thereon and to other conditions stated herein; and

    WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has determined it would be to the advantage and best interest of the Company and its stockholders to issue the shares of Restricted Stock provided for herein to the Employee in partial consideration of services rendered, or to be rendered, to the Company and/or its subsidiaries; and

    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                               ARTICLE I.

                              DEFINITIONS

    Whenever the following terms are used in this Agreement, they shall have the meaning specified below, unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan. The masculine pronoun shall include the feminine and neuter and the singular the plural, where the context so indicates.

Section 1.1.  Cause

        "Cause" shall mean dishonesty, disloyalty, misconduct, insubordination, failure to reasonably devote working time to assigned duties, failure or refusal to comply with any reasonable rule, regulation, standard or policy which from time to time may be established by the Company, including, without limitation, those policies set forth in the Owens-Illinois Policy Manual in effect from time to time, and failure to fully cooperate with any investigation of an alleged violation of any such rule, regulation, standard or policy.

Section 1.2.  Common Stock

    "Common Stock" shall mean the common stock of the Company, $.01 par value.
Section 1.3.  Competing Business

      "Competing Business" shall mean any person, corporation or other entity engaged in the United States of America or in any other country in which the Company manufactures or sells its products, in the manufacture or sale of glass containers, plastic containers, plastic closures, plastic prescription containers, labels, or multipack plastic carriers for beverage bottles, or any other products manufactured or sold by the Company within the last two
(2) years prior to the Employee's Termination of Employment.

Section 1.4.  Exchange Act

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.5.  Fair Market Value

    "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.6.  Parent Corporation

    "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.7.  Plan

    "Plan" shall mean the Company's 1997 Equity Participation Plan.

Section 1.8.  Restrictions

    "Restrictions" shall mean the reacquisition and transferability restrictions imposed upon Restricted Stock under this Agreement.

Section 1.9.  Restricted Stock

    "Restricted Stock" shall mean Common Stock issued under this Agreement and subject to the Restrictions imposed hereunder.
Section 1.10. Rule 16b-3

    "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.11.  Secretary

    "Secretary" shall mean the Secretary of the Company.

Section 1.12.  Securities Act

    "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.13.  Subsidiary

    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and or any Subsidiary owns more than fifty (50%) percent of the capital or profits interests.

Section 1.14.  Termination of Employment

    "Termination of Employment" shall mean the time when the employee-employer relationship between the Employee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of the Employee by the Company, a Parent Corporation or any Subsidiary, (b) terminations where the Employee continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment. Notwithstanding any other provision of this Agreement, the Company or any Subsidiary has the absolute and unrestricted right to terminate the Employee's employment at any time for any reason whatsoever, with or without Cause.

                                  ARTICLE II.

                         ISSUANCE OF RESTRICTED STOCK

Section 2.1.  Issuance of Restricted Stock

     In consideration of the services rendered or to be rendered to the Company, a Parent Corporation or a Subsidiary and for other good and valuable consideration which the Committee has determined to be equal to the par value of its Common Stock, on the date hereof the Company issues to the Employee _______ shares of its Common Stock, upon the terms and conditions set forth in this Agreement.

Section 2.2.  No Right to Continued Employment

    Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employee of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, any Parent Corporation or any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reasons whatsoever, with or without Cause.

                                ARTICLE III.

                                RESTRICTIONS

Section 3.1.  Reacquisition of Restricted Stock

    Until vested, all shares of Restricted Stock issued to the Employee pursuant to this Agreement are subject to reacquisition by the Company immediately upon a Termination of Employment other than from death or total disability (as determined by the Committee in accordance with Company plans and policies), in which event all shares of Restricted Stock shall immediately fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire. Following any reacquisition by the Company pursuant to this Section 3.1, the Company shall promptly pay to the Employee an amount equal to the product of $.01 times the number of shares of Restricted Stock reacquired.

Section 3.2.  Lapse of Restrictions.

    The Restricted Stock shall fully vest, and all Restrictions thereon shall immediately expire upon the later to occur of (a) the third anniversary of this Agreement, and (b) normal retirement (as determined by the Committee in accordance with Company plans and policies), early retirement with the consent of the Chief Executive Officer of the Company (or, in the case of the Chief Executive Officer of the Company, with the consent of the Committee), or a Termination of Employment that is not initiated by, and not voluntary on the part of the Employee, other than for Cause. Upon the vesting of the shares and subject to Section 5.3, the Company shall cause new certificates to be issued with respect to such vested shares and delivered to the Employee or his legal representative, free from the legend provided for in Section 3.3 and any of the other Restrictions. Such vested shares shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement.

Section 3.3.  Legend.

    Certificates representing shares of Restricted Stock issued pursuant to this Agreement shall, until all restrictions lapse and new certificates are issued pursuant to Section 3.2, bear the following legend:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISTION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT BY AND BETWEEN OWENS-ILLINOIS, INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT ONE SEAGATE, TOLEDO, OHIO 43604.

Section 3.4.  Merger, Consolidation, Acquisition, Liquidation or Dissolution

    Notwithstanding any other provision of this Agreement, upon the merger or consolidation of the Company into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall then provide by resolution adopted prior to such event that, at some time prior to the effective date of such event, all shares of Restricted Stock not previously reacquired pursuant to Section 3.1 shall fully vest and all Restrictions with respect to such shares of Restricted Stock shall immediately expire.

Section 3.5.  Restrictions on New Shares

    In the event that the outstanding shares of the Company's Common Stock are hereafter changed into or exchanged for a different number of kind of shares or other securities of the Company or of another corporation pursuant to a merger of the Company into another corporation, or the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, or a stock split-up or stock dividend, such new, additional or different shares or securities which are held or received by the Employee in his capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Committee provides, pursuant to Section 3.4 for the accelerated vesting and expiration of the Restrictions on the shares of Restricted Stock underlying the distribution of the new, additional or different shares or securities.

                                 ARTICLE IV.

                     NON-COMPETITION/NON-SOLICITATION

Section 4.1.  Covenant Not to Compete

    Employee covenants and agrees that prior to Employee's Termination of Employment and for a period of three (3) years following the Employee's Termination of Employment, Employee shall not, in the United States of America or in any other country in which the Company manufactures or sells it products, engage, directly or indirectly, whether as principal or as agent, officer, director, employee, consultant, shareholder or otherwise, alone or in association with any other person, corporation or other entity, in any Competing Business.

Section 4.2.  Non-Solicitation of Customers

    Employee agrees that prior to his Termination of Employment he shall not, directly or indirectly, solicit the business of, or do business with, any customer or prospective customer of the Company for any business purpose other than for the benefit of the Company. Employee further agrees that for three
(3) years following Employee's Termination of Employment, including without limitation termination by the Company for Cause or without Cause, Employee shall not, directly or indirectly, solicit the business of, or do business with, any customers or prospective customers of the Company.

Section 4.3.  Non-Solicitation of Employees

    Employee agrees that prior to his Termination of Employment and for three
(3) years following Employee's Termination of Employment, including without limitation termination by the Company for Cause or without Cause, Employee shall not, directly or indirectly, solicit or induce, or attempt to solicit or induce, any employee of the Company to leave the employment of the Company for any reason whatsoever, or hire any employee of the Company except into the employment of the Company.

Section 4.4.  Exception

    Notwithstanding anything contained in this Agreement to the contrary, the restrictions set forth in Section 4.1 above shall lapse and be of no further effect in the event of a Termination of Employment that is not initiated by, and not voluntary on the part of the Employee, other than for Cause.

                                  ARTICLE V.

                                MISCELLANEOUS

Section 5.1.  Administration

    The Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. All action taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan or this Agreement except with respect to matters which under Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Restricted Stock, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

Section 5.2.  Restricted Stock Not Transferable

    No Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), any attempted disposition thereof shall be null and void and of no effect; provided however, that this
Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3. Conditions to Issuance of Stock Certificates

    The Company shall not be required to issue or deliver any certificate or certificates for shares of stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

    (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; and

    (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

    (d) Subject to Section 5.10 the payment by the Employee of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon issuance of Restricted Stock and/or the lapse or removal of any of the Restrictions; and

    (e) The lapse of such reasonable period of time as the Committee may from time to time establish for reasons of administrative convenience.

Section 5.4.  Escrow

    The Secretary or such other escrow holder as the Committee may appoint shall retain physical custody of the certificates representing Restricted Stock, including shares of Restricted Stock issued pursuant to Section 3.5, until all of the Restrictions expire or shall have been removed; provided, however, that in no event shall the Employee retain physical custody of any certificates representing Restricted Stock issued to him.

Section 5.5.  Notices

    Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Employee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.6.  Rights as Stockholder

    Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 5.4, the Employee shall have all the rights of a stockholder with respect to said shares, subject to the restrictions herein (including the provisions of Section 5.10), including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

Section 5.7.  Titles

    Titles are provided her in for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.8.  Conformity to Securities Laws

    The Employee acknowledges that the Plan and this Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9.  Amendments

    This Agreement and the Plan may be amended without the consent of the Employee provided that such amendment would not impair any rights of the Employee under this Agreement. No amendment of this Agreement shall, without the consent of the Employee, impair any rights of the Employee under this Agreement.

Section 5.10.  Tax Withholding

    The Company's obligation : (i) to issue or deliver to the Employee any certificate or certificates for unrestricted shares of stock; or (ii) to pay to the Employee any dividends or make any distributions with respect to the Restricted Stock, is expressly conditioned upon receipt from the Employee, on or prior to the date reasonably specified by the Company of:

    (f) Full payment (in cash or by check ) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

    (g) Subject to the Committee's consent and Section 5.10(c), full payment by delivery to the Company of unrestricted shares of the Company's Common Stock previously owned by the Employee duly endorsed for transfer to the company by the Employee with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the restrictions or vesting or as of the date of the distribution) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

    (h) With respect to the withholding obligation for shares of Restricted Stock that become unrestricted shares as of a certain date (the "Vesting Date"), subject to the committee's consent, full payment by retention by the Company of a portion of such shares of Restricted Stock which become unrestricted or vested with an aggregated Fair Market Value (determined on the Vesting Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

    (i) Subject to the Committee's consent, an combination of payments provided for in the foregoing subsections (a), (b) or (c).

Section 5.11.  Governing Law

    This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

    IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.
                                    OWENS-ILLINOIS, INC.


                                          By


                                    Its:Executive Vice President
                                        ------------------------



              EMPLOYEE


               Address


Employee's Taxpayer
Identification Number: